Exhibit 99.1

FOR IMMEDIATE RELEASE

Tecumseh Products Company Announces Cancellation of Second Quarter 2015 Earnings Conference Call

Ann Arbor, Mich., August 3, 2015 -- Tecumseh Products Company (NASDAQ: TECU) (“Company”) announced today that it will cancel its second quarter 2015 earnings conference call.
About Tecumseh Products Company
Tecumseh Products Company is a global manufacturer of hermetically sealed compressors for residential and specialty air conditioning, household refrigerators and freezers, and commercial refrigeration applications, including air conditioning and refrigeration compressors, as well as condensing units, heat pumps and complete refrigeration systems.
Press releases and other investor information can be accessed via the Investor Relations section of Tecumseh Products Company's website at www.tecumseh.com.

Contact:	Janice Stipp
Tecumseh Products Company
734.585.9507
investor.relations@tecumseh.com